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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 4, 2005

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as company under a Pooling and Servicing Agreement, dated as of April 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 2005-2)


                     OPTEUM MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

       DELAWARE                       333-120965             90-0098699
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)        Identification No.)


W. 115 Century Road
PARAMUS, NEW JERSEY                                      07652
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(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
           --------------------------------------------------

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


    EXHIBIT NO.      ITEM 601(A)         OF DESCRIPTION
    -----------      REGULATION S-K      --------------
                     EXHIBIT NO.
                     -----------

         1                99             Computational Materials --
                                         Computational Materials (as defined
                                         in Item 8.01) that have been
                                         provided by the Underwriter to
                                         certain prospective purchasers of
                                         the Opteum Mortgage Acceptance
                                         Corporation Asset-Backed
                                         Pass-Through Certificates, Series
                                         2005-2 (filed in paper pursuant to
                                         the automatic SEC exemption
                                         pursuant to Release 33-7427, August
                                         7, 1997)

Item 8.01.        OTHER EVENTS.
                  -------------

         On or about April 5, 2005, the Registrant will cause the issuance and sale of approximately $870,729,000 initial principal amount of Asset-Backed Pass-Through Certificates, Series 2005-2 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

         In connection with the sale of the Series 2005-2, Class A-I-1, Class A-I-2, Class A-I-3, Class A-II-1, Class A-II-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-120965, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OPTEUM MORTGAGE
                                    ACCEPTANCE CORPORATION

                                    By:       /s/ Frank Plenskofski
                                       ----------------------------------------
                                    Name:    Frank Plenskofski
                                    Title:   Vice President and Treasurer

Dated: April 4, 2005

                                  EXHIBIT INDEX


                                        Sequentially
Exhibit    Item 601(a) of Regulation    Numbered
NUMBER     S-K EXHIBIT NO.              DESCRIPTION               PAGE
------     ---------------              -----------               ----
1          99                           Computational Materials   Filed Manually



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